THORNBURG MORTGAGE HOME LOANS, INC.

AMENDED AND RESTATED

CORRESPONDENT LOAN PURCHASE AGREEMENT

(SERVICING RETAINED LOANS)

This AMENDED AND RESTATED CORRESPONDENT LOAN PURCHASE AGREEMENT (this “Agreement”) dated as of March 25, 2002, is between THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (“TMHL”), and the seller named below (the “Correspondent”).

PRELIMINARY STATEMENT

WHEREAS, TMHL and the Correspondent are parties to that certain Correspondent Loan Purchase Agreement dated as of September 15, 1999 (the “Original Agreement”);

WHEREAS, TMHL and the Correspondent desire to amend and restate the Original Agreement in its entirety as set forth herein;

WHEREAS, in reliance upon the representations and warranties of the Correspondent contained herein, the Correspondent Sellers Guide and the Master Servicer Guide which are incorporated by reference herein, and in the Correspondent Application attached hereto as Exhibit A, TMHL has agreed to purchase from the Correspondent, from time to time, and the Correspondent has agreed to sell to TMHL, from time to time, certain Eligible Loans meeting the criteria set forth in the Correspondent Sellers Guide;

WHEREAS, the Correspondent may retain the servicing of such Eligible Loans, in which instance the Correspondent and TMHL desire to prescribe the terms and conditions of such servicing as set forth in the Correspondent Sellers Guide and the Master Servicer Guide, as hereinafter defined;

WHEREAS, TMHL has or is about to contract with the Master Servicer to master service such Eligible Loans, and may in the future contract with another master servicer to master service such Eligible Loans;

WHEREAS, Correspondent shall service such Eligible Loans in accordance with the Master Servicer Guide and shall recognize the Master Servicer as the master servicer of such Eligible Loans; and

WHEREAS, TMHL may transfer and assign, from time to time, Eligible Loans in Pass-Through Transfers (hereinafter defined) or Agency Transfers.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMHL and the Correspondent agree as follows:

Section 1.  Definitions. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings set forth in the Correspondent Sellers Guide or the Master Servicer Guide.  This Agreement shall be deemed to be the “Mortgage Servicing Contract” or “MSC” as such terms are used in the Master Servicer Guide.

Section 2.  Delivery of the Guides. TMHL has provided to the Correspondent and the Correspondent has received and reviewed the Guides, which are incorporated by reference in their entirety into this Agreement. The Correspondent has had the opportunity to ask questions of TMHL concerning the Guides. The Correspondent understands and agrees that TMHL’s and/or the Master Servicer’s interpretation of the Guides, as applicable, shall be final and binding on the Correspondent in all respects. The Correspondent Sellers Guide is amended as provided in Exhibit D attached hereto.

Section 3.  Sale and Conveyance of Eligible Loans; Possession of Mortgage Files.

(a)

Regarding the purchase of each Eligible Loan or Eligible Loans, Correspondent agrees to provide TMHL with its wire transfer instructions. TMHL shall issue a Verification of Purchase and Wire Transfer by facsimile to Correspondent following such purchase(s).

(b)

On each Purchase Date, the Correspondent, upon the receipt of the Purchase Price therefor, does hereby sell, transfer, assign, set over and convey to TMHL, without recourse, but subject to the terms and provisions of this Agreement, all the right, title, and interest of the Correspondent in and to one or more Eligible Loans meeting the requirements of this Agreement. In full consideration for the sale of each of the Eligible Loans by the Correspondent to TMHL pursuant to this Agreement, on each Purchase Date TMHL shall pay to the Correspondent the Purchase Price, as adjusted as set forth in the Correspondent Sellers Guide, for the Eligible Loans purchased on such Purchase Date.

(c)

The Correspondent will deliver the following items to TMHL on the Effective Date:

(i)

an executed original of this Agreement;

(ii)

the Officers’ Certificate, substantially in the form of Exhibit B;

(iii)

the Opinion of Counsel, substantially in the form of Exhibit C, which shall be acceptable to TMHL in its sole discretion;

(iv)

a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Eligible Loans which were acquired through merger or originated by the Correspondent while conducting business under a name other than its present name;

(v)

the written approval of any receiver, conservator or trustee that is (or may be) necessary for consummation of the transactions contemplated by this Agreement, which written approval shall be dated no more that twenty (20) days prior to the Effective Date; and

(vi)

any consents or approvals required by any and all applicable laws, rules or regulations or pursuant to contract to consummate the transactions contemplated hereby.

(d)

Upon payment for the related Eligible Loan pursuant to this Section 3, the beneficial ownership of each Mortgage Note, each Mortgage, and each of the other documents comprising the Mortgage File with respect to each Eligible Loan is hereby vested in TMHL, and the ownership of all records and documents with respect to each Eligible Loan prepared by or which come into the possession of the Correspondent is hereby immediately vested in TMHL and shall be held and maintained, in trust, by the Correspondent at the will of TMHL in such custodial capacity only.

(e)

In the event an Eligible Loan purchased by TMHL is prepaid in full by a borrower within one hundred twenty (120) days of the purchase of the Eligible Loan by TMHL, the Correspondent shall pay TMHL the premium, if any, paid by TMHL to the Correspondent for such Eligible Loan.

(f)

In the event any borrower fails to make the first payment within 30 days of its due date on an Eligible Loan, the Correspondent shall repurchase such Eligible Loan from TMHL, at TMHL’s sole option, pursuant to the Correspondent Sellers Guide.

Section 4.  Application and Amendment of the Guides; Approval Notification Letter.

(a)

The interpretation of TMHL and the Master Servicer, as applicable, of the Guides shall be final and binding on the parties hereto in all respects. Regardless of whether specifically identified as such, each requirement, standard, instruction or statement in the Guides, the Correspondent Application, this Agreement and any Approval Notification Letter shall be deemed to be a representation and warranty by the Correspondent to TMHL. TMHL or the Master Servicer may amend, alter, modify, supplement, replace or restate the Guides (an “Amendment”) at any time, and from time to time, in its sole discretion without the consent of the Correspondent. TMHL shall give written notice of an Amendment to the Correspondent, and the Amendment shall become effective immediately or as specifically provided therein; provided, however, no Amendment of the Correspondent Sellers Guide shall be effective with respect to an outstanding Approval Notification Letter unless consented to by the Correspondent. In the event of any inconsistencies between the provisions of this Agreement and the Guides, this Agreement shall control.

(b)

In the event of any inconsistencies between the provisions of this Agreement (including the Guides) and the Approval Notification Letter, the Approval Notification Letter shall control.

Section 5.  Representations, Warranties and Covenants of the Correspondent; TMHL’s Remedies.

(a)

The Correspondent hereby makes to TMHL as of the Effective Date all of the Correspondent’s representations, and warranties set forth in the Guides (other than those representations and warranties that relate only to individual Eligible Loans, which are made or effective as set forth in the Correspondent Sellers Guide) and grants to TMHL the remedies set forth hereunder and in the Guides with respect to a breach of such representations and warranties. The Correspondent also hereby covenants with TMHL that the Correspondent shall continue to comply with all of the Correspondent’s representations, warranties and covenants set forth in the Guides, each Approval Notification Letter and this Agreement. The warranties, obligations and representations stated in the Guides are hereby made or undertaken by the Correspondent with respect to each of the Eligible Loans to be sold and serviced by it on behalf of TMHL, unless expressly waived in writing by TMHL. All warranties made by the Correspondent shall survive (i) any investigation made by or on behalf of TMHL, its assignee or designee, (ii) liquidation of the Eligible Loan, (iii) purchase of the Eligible Loan by TMHL, its designee or assignee, (iv) repurchase of the Eligible Loan by the Correspondent, and (v) termination of this Agreement or similar event, and all such warranties shall inure to the benefit of TMHL.  The Correspondent shall supply evidence that is satisfactory to TMHL of its compliance with any provisions of the Guides.

(b)

If, after purchase of any Eligible Loan by TMHL, any of the representations or warranties of the Correspondent contained herein or in the Correspondent Sellers Guide or the Master Servicer Guide are untrue, TMHL may, at its option, without regard to the Correspondent’s actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Correspondent’s actual knowledge), in addition to and without limitation as to any other remedy accruing to TMHL, require the Correspondent to repurchase said Eligible Loan pursuant to the Guides. It is contemplated that a third party may purchase from TMHL the Eligible Loans purchased by TMHL from the Correspondent, and the Correspondent agrees that TMHL may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

(c)

The Correspondent shall indemnify TMHL and the Master Servicer from and hold TMHL and the Master Servicer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Agreement or from any claim, demand, defense or assertion against or involving TMHL, the Master Servicer or its assignee or transferee of any Eligible Loan based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by TMHL in reliance upon any warranty, obligation or representation made by the Correspondent contained in or made pursuant to this Agreement. The Correspondent hereby acknowledges TMHL’s intent to sell the Eligible Loans to third parties in reliance upon the Correspondent’s warranties, obligations and representations. The obligations of the Correspondent under this Section shall survive delivery and payment for the Eligible Loans, liquidation or repurchase of the Eligible Loans and termination of this Agreement or the expiration hereof.

Section 6.  Correspondent’s Duties.

The Correspondent shall diligently perform all duties incident to the selling and servicing of all Eligible Loans that may be sold by the Correspondent, from time to time. In the performance of such duties, the Correspondent shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by prudent mortgage lenders in the jurisdiction where the property is located. The Correspondent shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instruction of TMHL and the Master Servicer, as applicable. The Correspondent shall perform such services at its sole expense except as otherwise expressly provided in the Guides. The Correspondent agrees to service each of such Eligible Loans continuously beginning with the Purchase Date for such Eligible Loans until either all interest and principal on each Eligible Loan has been paid in full, the Eligible Loan has been liquidated as provided in the Guides, or such servicing duties are terminated by TMHL or the Master Servicer.

Section 7.  Compensation.

Unless otherwise set forth herein, the servicing fees to be paid to Correspondent for each Eligible Loan serviced by the Correspondent shall be set forth in the related Lock In Reservation.

Section 8.  Costs and Expenses; Right of Setoff.

(a)

The Correspondent shall pay all fees and expenses incurred in connection with the transactions contemplated by this Agreement, including without limitation transfer fees, recording fees, fees for title policy endorsements and continuations, attorneys’ fees and costs associated with the physical delivery and insured shipment of the Mortgage Files to TMHL and/or TMHL’s document custodian(s).

(b)

TMHL and its successors and assigns shall be entitled to setoff against any amount to be paid by it to the Correspondent for such amounts as may be due from the Correspondent under this Agreement.

Section 9.  No Solicitation Rights.

Subject to the provisions set forth in this Section 9, from and after the date hereof, neither the Correspondent, nor any of its Affiliates shall solicit, by means of direct mail, or telephonic or personal solicitation, the Mortgagors of any Eligible Loans for purposes of prepayment of such Eligible Loans. Solicitations undertaken by the Correspondent or any affiliate of the Correspondent that are directed to the general public at large (as opposed to directed specifically at the Mortgagors), including without limitation mass mailings based on commercially acquired mailing lists, and newspaper, radio and television advertisements, shall not constitute solicitation under this Section 9.

TMHL shall not solicit the customers of Correspondent by means of direct mail, telephone or personal solicitation. Notwithstanding the foregoing, solicitations undertaken by TMHL or any affiliate that are directed to the general public at large (as opposed to directed specifically at the Mortgagors,) including without limitation mass mailings based on commercially acquired mailing lists, and newspaper, radio and television advertisements, shall not constitute solicitation under this Section 9.

Section 10.  Conditions to Purchase.

The obligations of TMHL to purchase any Eligible Loans are subject to the satisfaction prior to or on each applicable Purchase Date (or on such other date as expressly provided for herein) of the following conditions, any one or more of which may be waived in writing by TMHL:

(a)

All of the representations and warranties of the Correspondent set forth in the Guides shall be true and correct as of the applicable Purchase Date, and no event shall have occurred which, with notice or the passage of time, would constitute a Default or breach under this Agreement or under the Guides.

(b)

On each Purchase Date, TMHL shall have received the documents and instruments required to be delivered to TMHL on or before such Purchase Date pursuant to the Guides, duly executed by all signatories other than TMHL as required pursuant to the respective terms thereof.

(c)

All other terms and conditions to be performed on or prior to the applicable Purchase Date (or such other date as expressly provided for herein) by the Correspondent shall have been duly complied with and performed in all respects pursuant to this Agreement, the applicable Approval Notification Letter and the Guides.

Section 11.  Termination or Suspension Upon Default.

(a)

Upon the occurrence of a Default hereunder or under the Correspondent Sellers Guide or a default under the Master Servicer Guide as defined therein under either of the Guides, TMHL shall have the right, at its option and in its sole discretion, to immediately suspend or terminate the selling privileges of the Correspondent under this Agreement, in addition to whatever rights TMHL may have at law or in equity to damages, including injunctive relief and specific performance. In the event TMHL or the Correspondent suspends or terminates the selling privileges under this Agreement, the Correspondent shall not be relieved of its servicing obligations unless expressly terminated in accordance with this Agreement, the Correspondent Sellers Guide or the Master Servicer Guide nor shall the Correspondent be relieved of its other obligations with respect to Eligible Loans previously purchased by TMHL including, without limitation, representations and warranties made herein and in the Correspondent Sellers Guide. TMHL may also immediately terminate the selling privileges during or after a suspension of the selling privileges. A termination of this Agreement or suspension or termination of the selling privileges of the Correspondent due to a Default shall also terminate or suspend any outstanding obligations of TMHL as evidenced by Approval Notification Letters to purchase Eligible Loans from the Correspondent. TMHL may waive any Default, and upon any waiver, such Default shall cease to exist. No such waiver shall extend to any subsequent or other Default or impair any right consequent thereto except to the extent expressly waived.  Suspension or termination of the selling privileges of the Correspondent or this Agreement shall not imply any termination of servicing.

(b)

TMHL may terminate the servicing rights and obligations of the Correspondent in accordance with this Agreement, the Correspondent Sellers Guide or the Master Guide.  Notwithstanding the prior sentence, in no event may the servicing rights and obligations of the Correspondent be terminated without cause.

Section 12.  Master Servicer.

Correspondent acknowledges that TMHL has appointed the Master Servicer as its master servicer. Notwithstanding anything to the contrary contained in this Agreement, TMHL shall have the right, in its sole discretion, to appoint and designate (such action, the “Appointment”) another master servicer as shall be reasonably acceptable to the Correspondent (in either case, a “Master Servicer”), as master servicer of some or all of the Eligible Loans then subject to this Agreement. The Correspondent shall service to, remit to, and report to, the Master Servicer, all in accordance with the terms of the Master Servicer Guide and the servicing provisions set forth in this Agreement.  The Correspondent shall execute any agreements, certificates and documents reasonably requested by the Master Servicer or TMHL to carry out the terms of this Section 12.

Upon the Appointment, the Correspondent shall correspond and communicate solely with the Master Servicer, as if the Master Servicer were “TMHL” hereunder. Furthermore, the Master Servicer shall have all rights as designee of TMHL to enforce the representations and warranties, and all other covenants and conditions set forth in this Agreement, and the Correspondent shall follow the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of TMHL. The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of TMHL, and shall furthermore be empowered to enter into and execute and deliver any amendments or modifications to this Agreement as TMHL’s designee hereunder, and such amendments or modifications shall be binding upon TMHL as if TMHL had executed and delivered the same. All amounts due TMHL under this Agreement shall be remitted to the Master Servicer in accordance with the Master Servicer’s instructions.

From and after the Appointment of the Master Servicer pursuant to this Section 12 until the Master Servicer Termination (as defined below) the Correspondent shall be required to recognize and deal with the Master Servicer under this Agreement.

The Correspondent shall treat the Master Servicer as TMHL under this Agreement in accordance with the provisions of this Section 12 unless and until the Correspondent receives written notice from TMHL under this Agreement TMHL has terminated the Master Servicer (such notice, the “Master Servicer Termination”). Upon receipt of the Master Servicer Termination, the Correspondent shall no longer recognize or deal with the Master Servicer as TMHL’s designee hereunder, but shall instead deal directly with TMHL or such other designee appointed by TMHL by Appointment in accordance with this Section. From and after the receipt of the Master Servicer Termination, the Correspondent shall service the Eligible Loans in accordance with the provisions of this Agreement.

Section 13.  Miscellaneous Provisions.

(a)

Amendment. Except as provided in Section 4 concerning the Guides and Section 3 concerning the Approval Notification Letters, this Agreement may be amended from time to time by the Correspondent and TMHL solely by written agreement signed by the Correspondent and TMHL.

(b)

Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

(c)

Consent to Jurisdiction. The parties agree that, except as set forth in the Master Servicer Guide, all legal actions and proceedings arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in a Federal Court or State Court located in the State of New York, and the parties hereby waive any objections to summons, service of process, jurisdiction over the person or subject matter, or the venue of the courts listed above.

(d)

Reproduction of Documents. This Agreement and all documents relating hereto, including without limitation (i) consents, waivers, and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates, and other information previously or hereafter furnished, may be reproduced by any photographic, facsimile transmission, photostatic, microfilm, microcard, miniature photographic, or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

(e)

Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by a nationally recognized overnight courier service, to the following:

If to the Correspondent:

First Republic Bank

111 Pine Street

San Francisco, CA 94111

Attention:  Cathy Myers, Director of Secondary Marketing

or such other address as may hereafter be furnished to TMHL in writing by the Correspondent, and

If to TMHL:

Thornburg Mortgage Home Loans, Inc.

119 East Marcy Street

Santa Fe, NM 87501

Attention:  Ron Chicaferro, President

or such other address as may hereafter be furnished to the Correspondent by TMHL in writing.

(f)

Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions, or terms of this Agreement or the rights of TMHL hereunder. If the invalidity of any part, provision, representation, or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

(g)

Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original, such counterparts, together, shall constitute one and the same agreement.

(h)

Successors and Assigns. (A) This Agreement shall inure to the benefit of and be binding upon the Correspondent and TMHL and their respective successors and assigns; provided, however that the Correspondent may not, in whole or in part, assign or otherwise transfer, sell, subcontract, pledge or grant a security interest in any of its rights or delegate any of its duties hereunder to any party, including without limitation the Correspondent’s affiliates, without the prior written consent of TMHL. Any such purported or attempted transfer without the prior written consent of TMHL shall be null and void. Such consent of TMHL shall not be unreasonably withheld. TMHL may sell, assign, convey, hypothecate, pledge or in any way transfer, in whole or in part, without restriction, prior notice or consent, this Agreement and its rights hereunder, including but not limited to an assignment whereby this Agreement remains in effect between TMHL and the Correspondent as to certain Eligible Loans but is assigned to a third party or parties as to other Eligible Loans.

(B) TMHL and the Correspondent agree that from time to time TMHL shall effect the sale or transfer of some or all of the Eligible Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction or similar transaction, in each case retaining the Correspondent as servicer thereunder, with or without a master servicer (a “Pass-Through Transfer”).  The Correspondent shall cooperate with TMHL in connection with any Pass-Through Transfer contemplated by TMHL pursuant to this Section 13(h)(B), including without limitation providing requested information and reports to, and otherwise cooperating with, credit risk managers.  In connection therewith, the Correspondent shall provide to TMHL and any trustee, trust, third party purchaser or credit risk manager in connection with a Pass-Through Transfer, as the case may be: (i) any and all information and appropriate verification of information which may be reasonably available to the Correspondent, whether through letters of its auditors and counsel or otherwise, as such parties  shall reasonably request; and, (ii) such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Correspondent as are reasonably believed necessary by such parties or any master servicer or any rating agency, as the case may be, in connection with such transactions.  TMHL shall provide the Correspondent with notice with respect to any such Pass-Through Transfer (each, a “Transfer Notice”), including a schedule of Eligible Loans which have been transferred and the effective date of the Pass-Through Transfer (the “Effective Date”).  Upon the Effective Date of such a Pass-Through Transfer, (A) the Correspondent and TMHL agree that the provisions of this Agreement, Correspondent Sellers Guide and the Master Servicing Guide shall remain in effect, as modified in Chapter XIV of the Correspondent Sellers Guide with respect to Securitized Loans (as defined therein), and (B) the Correspondent agrees to recognize the trustee, trust or third party purchaser of the transferred Eligible Loans in the Pass-Through Transfer as having the same rights under this Agreement as TMHL with respect to such transferred Eligible Loans.

(i)

Other Agreements Superseded. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

(j)

No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and at all times the Correspondent shall act and represent itself solely as an independent contractor of TMHL and not an agent of TMHL.

(k)

Attorney’s Fees. In the event of a dispute arising from or concerning an obligation of the Correspondent or TMHL under this Agreement which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

(l)

Authorized Representatives. TMHL shall be entitled to rely, without investigation, that any person holding themselves out to be a representative of the Correspondent for purposes of signing this Agreement or any other document delivered in connection with this Agreement or taking other action pursuant to the Agreement including but not limited to oral discussions was, at the respective times of such signing or actions, a duly elected or appointed, qualified and authorized representative of the Correspondent, and the execution or deliver of the Agreement or any document pursuant to the Agreement and the taking of any other actions, including but not limited to oral discussions, shall be conclusive evidence of such authorization.

IN WITNESS WHEREOF, the Correspondent and TMHL have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.

By:  /s/ Ron Chicaferro

Name:  Ron Chicaferro

Title:    President

FIRST REPUBLIC BANK

By:  /s/ Cathy Myers

Name:  Cathy Myers

Title:    Senior Vice President

EXHIBITS

EXHIBIT A -

CORRESPONDENT APPLICATION

EXHIBIT B -

FORM OF OFFICER’S CERTIFICATE

EXHIBIT C -

FORM OF LEGAL OPINION

EXHIBIT D -

MODIFICATIONS TO CORRESPONDENT SELLERS GUIDE

EXHIBIT A

FORM OF CORRESPONDENT APPLICATION

[Intentionally omitted]

EXHIBIT B

OFFICERS’ CERTIFICATE

____________________, 200__

I, ______________________, hereby certify to Thornburg Mortgage Home Loans, Inc. (the “TMHL”) that I am the duly elected of (the “Correspondent”) and further certify as follows:

1.

Set forth below is a true and correct copy of resolutions authorizing the Correspondent to sell and service the Eligible Loans subject to the terms of the Amended and Restated Correspondent Loan Purchase Agreement between the Correspondent and TMHL (the “Agreement”) and the Correspondent Sellers Guide and the Master Servicer Guide, as the case may be:

The Correspondent is hereby authorized to sell Eligible Loans to Thornburg Mortgage Home Loans, Inc. (“TMHL”) from time to time on a servicing released or servicing retained basis pursuant to the terms of the Agreement, all as more fully set forth in the Agreement; and further the president, any vice president, any assistant vice president, secretary or assistant secretary of the Correspondent are hereby authorized in the name of and on behalf of the Correspondent to enter into, execute, deliver and perform under the Agreement, and the execution of the Agreement shall be conclusive evidence that the Agreement is acceptable to and binding on the Correspondent; and further that the president, any vice president, any assistant vice president, secretary or assistant secretary of the Correspondent are authorized to execute and deliver such further certificates, documents, instruments and agreements or take such other actions as are reasonably necessary and appropriate to carry out the foregoing resolutions.

2.

Each of the following persons who, as an officer or representative of the Correspondent, signed the Agreement and any other document delivered in connection with the Agreement, was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified, and acting as such officer or representative, and the signature of such person, as set forth below opposite his or her name, is his or her genuine signature.

3.

Each person described in Section 13(1) of the Agreement, including but not limited to the following persons, are the Authorized Representatives of the Correspondent:

Name

Title

Signature

4.

The sale and delivery of the Eligible Loans from the Correspondent to TMHL is being made in good faith and without intent to hinder, delay, or defraud present or future creditors of the Correspondent or to prefer one creditor of the Correspondent to another.

5.

As a result of the sale and delivery of the Eligible Loans by the Correspondent to TMHL, the Correspondent has neither committed an act of insolvency nor will it be insolvent, and the Correspondent has no intent or belief that it will incur debts beyond its ability to pay such debts as they mature.

6.

The Correspondent is not engaged or about to be engaged in business or a transaction from which the property remaining with the Correspondent is unreasonably small capital.

7.

There exists no default or breach under the Agreement on the date hereof. Capitalized terms used herein and not otherwise defined are, unless the context otherwise requires, used as defined in the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer as of the day and year first above written.

By:___________________________

Name:_________________________

Title:__________________________

CERTIFICATE OF SIGNATURES AND AUTHORIZATION TO ACT; CERTIFICATION OF CORPORATE STATUS

I HEREBY CERTIFY that:

1.

I am the duly elected and acting Secretary of First Republic Bank (the “Corporation”).

2.

To the right opposite the name of each individual listed below is the authentic specimen signature of such individual and each such individual has been duly authorized under the Resolutions of the Board of Directors adopted on October 20th, 1999, to execute and otherwise act on behalf of the Corporation in connection with certain agreements with Thornburg Mortgage Home Loans, Inc.

Katherine August-de Wilde

Executive Vice President

Willis H. Newton, Jr.

Senior Vice President and CFO

Cathy Myers

Senior Vice President

Michelle Shelton

Director of Loan Servicing

Tony Sachs

Manager, Secondary Marketing

Gabriela Berrios

Manager, Loan Closing

Rita Waiolama

Assistant Manager, Loan Funding

Lynnette Nerney

Assistant Manager, Loan Closing

3.

The Corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction requiring such qualifications wherein the Corporation own or leases any properties or conducts any material business or in which performance under the Seller or Seller/Servicer Agreements would require such qualifications.

4.

The Corporation hold all licenses, certificates, franchises and permits from all governmental authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such licenses, certificates, or permits, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Corporation.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the corporate seal of said Corporation this 20th day of October, 1999.

By:

Name:

Edward Dobranski

Title:

Senior Vice President and General Counsel and
Secretary

[Corporate Seal]

I, Cathy Myers, Senior Vice President of First Republic Bank do hereby certify that Edward Dobranski is the duly elected, qualified and Secretary of the Corporation and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

By:

Name:  Cathy Myers

Title:  Senior Vice President

 [Corporate Seal]

EXHIBIT C

FORM OF LEGAL OPINION
[Intentionally omitted]

EXHIBIT D

MODIFICATIONS TO CORRESPONDENT SELLERS GUIDE

TMHL and the Correspondent, First Republic Bank, have agreed that certain provisions contained in the TMHL Correspondent Sellers Guide are modified as set forth below. Except as modified below, all other provisions of the Amended and Restated Correspondent Loan Purchase Agreement and the Correspondent Sellers Guide remain in full force and effect and are not negated by the terms hereof.

The entire Guide is modified as follows:

TMHL has agreed to purchase eligible Coop loans from First Republic Bank; therefore, all references excluding such purchase of Coops, or failure to include Coops within an eligible loan category throughout the Correspondent Sellers Guide are hereby negated.

Portions of the Correspondent Sellers Guide which are also modified are as follows:

Section II

PRICING POLICIES AND PROCEDURES

Designated Delivery Date

Generally, Correspondent will ship ready-to-purchase packages and Eligible Loans for purchase by the lock expiration.

Lock Expirations

Rate locks cannot expire on Saturday, Sunday or National Holidays.  The Designated Delivery Date will be advanced to the next business day.  The Expiration Date will also be advanced to the next business day.  If a holiday occurs mid-week, the Expiration Date will be advanced to the next business day.

Rate Locks

Interest rate information will be faxed each morning at approximately 9:00 A.M. MST or may be obtained by accessing thornburgmortgage.com. Loans may be locked for 15 days, 30 days, 45 days and 60 days on both purchase and refinance transactions. A minimum 1% penalty will be assessed if an excessive number of loans close and are not delivered and purchased by TMHL. TMHL will notify Correspondent before such penalty assessment.

TMHL will allow Correspondent to utilize the following price drops for each lock period:

15-day drop is add .0625 to the 30-day price

30-day drop is reflected in the standard rate sheet pricing

45-day drop is subtract .125 off the 30-day price

60-day drop is subtract .25 off the 30-day price

Notwithstanding anything to the contrary herein, in the event that the electronic lock-in reservation system is unavailable, then Correspondent may, at its option, utilize either the Correspondent Loan Lock-In Reservation as attached as Exhibit A of the Servicing Guide or the Correspondent ‘s internally generated Lock Request.

Delegated Underwriting

Correspondent is granted Delegated Underwriting status.

Notwithstanding anything contained in this Correspondent Sellers Guide to the contrary, Correspondent shall underwrite the Eligible Loans in accordance with Correspondent’s guidelines and represents and warrants to TMHL that each Eligible Loan which has been sold to TMHL has been underwritten in accordance with the Correspondent’s guidelines, a copy of which have been submitted to TMHL.

TMHL may purchase Eligible Loans without conducting any partial or complete examination of the Mortgage File. The failure or omission of TMHL to conduct any partial or complete examination of the Mortgage File shall not affect TMHL’s rights to demand repurchase or other relief as provided under this Correspondent Sellers Guide.

Section III

PROGRAM PARAMETERS

Credit Scores

TMHL will accept Credit scores from 650 and above.  Any loan with a score lower than 650 must have prior approval from TMHL.  In order to determine the Credit score to utilize, Correspondent is required to request the three FICO scores in their three-file merged credit reports.  The middle of the three scores obtained for the primary borrower will be used in determining the FICO score submitted to TMHL.

Purchase Approval Program

TMHL will not require Correspondent to submit loans for underwriting review to PMI, MGIC, GEMIC, Radian, UGI or any other approved Mortgage Insurance Company.

File Delivery

TMHL will allow Correspondent to deliver loans for purchase as outlined in Section III of this Correspondent Sellers Guide or as agreed to in Exhibit D of the Amended and Restated Correspondent Loan Purchase Agreement.

Section IV

PROPERTY ELIGIBILITY

Condominiums and Planned Unit Developments

All loans secured by Condominiums or Planned Unit Developments (PUD) require a warranty letter and a Homeowner’s Association (HOA) Certification. The Correspondent’s warranty letter and HOA Certification are acceptable, provided that all of Fannie Mae’s requirements are met.

Condominium and PUD projects must be established for “spot financing”. New projects will require acceptable project approval prior to submission for purchase.

Section V

REAL ESTATE APPRAISERS

TMHL does not approve appraisers. The Correspondent is required to have in place an appraiser program or must provide Uniform Residential Appraisal Reports from appraisers holding appropriate state licenses and/or state certifications. Appraisers holding Provisional Licenses are required to obtain the signature of an unconditionally licensed appraiser.

If a review of the appraisal report is required, the review appraiser must be state licensed and/or state certified. A review of the appraisal may be required for mortgage loans greater than $750,000 to make the loan eligible for purchase. Only one review appraisal may be ordered per loan.

Section VI

GENERAL PROGRAM GUIDELINES (Paragraph 4)

Except as provided in the terms of those certain home equity lines of credit (HELOC) loans approved by First Republic Bank, subordinate financing is acceptable on any transactions when the subject loan is in first lien position (FULL/ALT documentation level only), provided, however, that the combined LTV shall not exceed 80%. Notwithstanding the foregoing, with respect to purchase money mortgages only, the LTV may be 80/10/10. The second lien must be recorded and clearly subordinate to the subject loan. It must provide for regular payments that cover at least the interest due for the period and contain no provision for negative amortization, future advances, or wrap-around terms. The subordinate lien must be considered in the calculation of the DSI ratio for the subject loan. The minimum term of a subordinate loan must be at least five years. Credit documents must be no more than 90 days old at the time of TMHL approval or more than 120 days old at time of purchase.

Section VI

GENERAL PROGRAM GUIDELINES (Paragraph 5)

TMHL will only purchase mortgages made to natural persons who have reached the age of majority as defined in the jurisdiction where the subject property is located or in the name of an Inter Vivos (Living) Trust. Mortgages made to corporations, partnerships, other trusts, etc. are unacceptable.

Section VI

GENERAL PROGRAM GUIDELINES (Last Paragraph)

An Eligible Loan must be re-underwritten by the Correspondent and a new Underwriter’s Certification must be issued if any of the following terms of the Eligible Loan change between the time the original Underwriter’s Certificate is issued and the closing of the Eligible Loan:

(1)

Any change greater or lesser than 5% of the Principal Balance;

(2)

An increase of the interest rate by more than .50%;

(3)

Any increase in the LTV causing a new LTV in excess of 80%; and

(4)

Any other material change in terms of the Eligible Loan.

A new rate lock may be needed on any loan amount change in excess of 5%, at the sole discretion of TMHL.

Section VII

INCOME VERIFICATION

Credit Verification

Credit reports must contain a report from at least three national repositories (tri-merge) and must include a public record search. Credit history must be reviewed for the 24 months preceding the loan application.

The monthly payments as reflected on the credit report will be used to calculate the DSI ratio. If no monthly payment is indicated or if other form of verification is not provided, 5% of the outstanding principal balance on the account will be used. Outstanding installment debts with less than 10 months remaining and debts to be paid off at closing do not have to be used in calculating the DSI ratio. Pay-downs to less than 10 months are not allowed on revolving credit simply to avoid inclusion of the debt in the DSI ratio.

Co-signed debts will not be counted in the DSI ratio if sufficient proof is provided that the primary debtor makes the payments. A minimum of six consecutive months of cancelled checks may be required from the primary debtor evidencing the proper payment amount payable to the proper creditor. If any late payments occurred, they will not be counted against them in the credit rating. If divorce documents state the ex-spouse is responsible for debt, late payments will not count as a debt or lates and Borrower must provide a copy of recorded quit claim deed from the ex-spouse.

Section XI

DOCUMENTATION STACK ORDER AND FOLLOW-UP POLICY

Follow-Up Document Policy

All follow-up documents such as title policies, endorsements and assignments thereof, recorded security instruments and recorded assignments must be delivered to TMHL or their designated Custodian within 90 days of loan purchase, which may be extended for an additional 60 days upon request of Correspondent. For any loan file not completed within this 90-day period, Correspondent shall indemnify TMHL for any actual direct costs or losses due to failure to meet such time frames.

Section XII

REPRESENTATIONS AND WARRANTIES

Loan Level

(3)

The Mortgage is a valid, subsisting, and enforceable first lien on the Mortgaged Property, including all buildings, fixtures, installations, and improvements to the Mortgaged Property, and the Mortgaged Property is free and clear of all encumbrances and liens having parity with or priority over the first lien of the Mortgage except for liens for current real estate taxes, water, sewer and municipal charges not yet due and payable and special assessments not yet due and payable and security agreements, chattel mortgages, or equivalent documents related to the Mortgage.  Each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimus PUDs) or by a leasehold for a term at least 10 years longer than the term of the related Mortgage.

(11)

All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are, (or during the period in which they hold and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the Laws of such state, and (ii) (A) organized under the Laws of such state, (B) qualified to do business in such state, (C) not doing business in such state, or (D) not required to qualify to do business in such state.

(13)

On or prior to the subject Closing Date, the Correspondent has delivered originals or certified true copies of each of the Documents with respect to such Eligible Loan. Not later than 90 days after the subject Closing Date, the Correspondent will deliver originals of all such Documents not so previously delivered, with evidence of recording thereon. The Correspondent is in possession of a complete Mortgage File with respect to such Eligible Loan containing all of the documents and instruments specified to be included therein, except those documents and instruments delivered on or prior to the subject Closing Date or required to be delivered to TMHL not later than 90 days after the subject Closing Date, and there are no custodial agreements in effect adversely affecting the right or ability of the Correspondent to make the deliveries of such documents. Each of the documents with respect to such Eligible Loan is duly executed, in due and proper form, and in form acceptable to Fannie Mae and Freddie Mac. Should Correspondent desire to use documents not included above (i.e., Libor forms) they may be submitted to TMHL for its prior approval.

(19)

All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located, by an insurer that substantially complies with Fannie Mae guidelines and licensed to do business in the state in which the Mortgaged Property is located. If the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property is covered by flood insurance in accordance with applicable laws, including without limitation the National Flood Insurance Reform Act of 1994. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of TMHL, including any trustee acting on its behalf, upon the consummation of the transactions contemplated by the Guide and the Correspondent Loan Purchase Agreement and contain a standard Mortgagee clause naming the Correspondent, its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor and the Correspondent has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof.

(23)

If, at the time that such Eligible Loan was originated the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s primary residence and the Correspondent has no reason to believe that such representation of the Mortgagor is no longer true except as set forth on the Correspondent Loan Lock-In Reservation (Exhibit A).

(27)

The Mortgagor owns a fee simple interest in the Mortgaged Property which consists of a parcel of real property upon which is erected a one to four-family dwelling, an individual condominium unit in a condominium, or an individual unit in a planned unit development provided, however, that any condominium unit or planned unit development shall conform with the applicable Fannie Mae, Freddie Mac, FHA and VA requirements regarding such dwellings, as applicable.  The Mortgaged Property is occupied by and titled in the name of the Mortgagor, who is a natural person or the trustee of an inter vivos living trust, as the Mortgagor’s principal place of residence.

(47)

Correspondent has obtained a life of loan, transferable flood certification contract for such Eligible Loan.

SECTION XIII

REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES (Paragraph 2)

Upon discovery by the Correspondent or TMHL, either (i) of a breach of any of the representations and warranties set forth in the Correspondent Loan Purchase Agreement or (ii) that any document constituting part of any Mortgage File is missing, mutilated, damaged, defaced, incomplete, improperly dated, forged, otherwise physically altered, or otherwise defective in any material respect, the discovering party shall give prompt written notice to the others of such breach or defect. The Correspondent shall use its best efforts to promptly cure in all material respects any such breach or defect within sixty (60) days of the earlier of either discovery by or notice to the Correspondent of such breach or defect, and, if such breach or defect cannot be or is not cured within such 60-day period, the Correspondent shall, at the option of TMHL, repurchase such of the Eligible Loans selected by TMHL, so that, after such repurchase, such breach or defect is cured in all material respects. Any such repurchase shall be at the Eligible Loan Repurchase Price. If the Correspondent is servicing the Eligible Loan for TMHL, any such repurchase shall be accomplished by the deposit in the Collection Account of the amount of the repurchase price and notice to TMHL. If the Correspondent has sold the Eligible Loan to TMHL servicing released, the Correspondent shall deliver the Eligible Loan Repurchase Price to TMHL by wire transfer of immediately available funds to an account designated by TMHL.

SECTION XIV

SERVICING OF ELIGIBLE LOANS

Paragraph A(7)

Notwithstanding Section 616.1 of the Wells Fargo Master Servicing Guide, Servicer is obligated to pay the Master Servicer Month End Interest for the Prepayment Period in which a Prepayment in Full is applied calculated in an amount equal to 30 days of interest on the amount of the Prepayment in Full at the related Mortgage Interest Rate provided, however, that such Month End Interest shall not exceed the aggregate servicing fees accrued with respect to the Eligible Loans during such month.  The payment of Month End Interest by Servicer shall not be considered an advance and shall not be recoverable from the proceeds of any Eligible Loan.

Paragraph B(6)

Notwithstanding Section 833 of the Wells Fargo Master Servicing Guide, the Agreement with respect to Securitized Loan held in a Trust shall terminate upon:  (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Eligible Loan to such Trust (or advances by the Servicer for the same), and (b) the disposition of all related REO Property acquired with respect to the Trust upon foreclosure of the last Eligible Loan and the remittance of all funds due hereunder or (ii) mutual consent of the Servicer, Owner and the related Trust Master Servicer in writing.  Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth in the Agreement.  The related Trust Master Servicer, the related Trustee and the Servicer shall comply with the termination procedures set forth in Chapter 8.

EXHIBIT C2 TO CORRESPONDENT SELLERS GUIDE IS AMENDED TO READ AS FOLLOWS:

Exhibit C2

THORNBURG MORTGAGE HOME LOANS, INC.

DOCUMENT CHECKLIST AND STACKING ORDER

SUBMISSIONS — STACKING ORDER

CLOSED LOAN PACKAGE — SERVICING RETAINED ONLY

(To be Submitted with Credit Package)

(Send Copies only for this delivery — unless otherwise indicated)

(Please attach in proper order [top to bottom] to the left side of the file folder)

□

Submissions — Stacking Order Closed Loan Package Sheet

□

Wire Transfer Instructions

□

Pay History with Amortization Schedule

□

Certified copy of the Note, correctly endorsed and any Addenda/Riders

□

Certified copy of the signed Mortgage/Deed of Trust and any applicable Addenda/Riders as sent for recording

□

Buydown Agreement and breakdown of funds, if applicable

□

Certified copy of the Assignment and Intervening Assignments, if applicable, and one additional copy of each as sent for recording

□

Certified copy of the executed Power of Attorney, as sent for recording, if applicable

□

Title Commitment and/or Binder

□

Flood Zone Determination Certificate

□

Full Closing/Escrow Instructions to the Title Company or closing destination

□

Certified copy of the fully executed HUD-1 Settlement Statement, and in escrow states, a copy of the Escrow Instructions and the Estimated Settlement Statement

□

Escrow Holdback Agreement, if applicable (Requires Prior Approval by TMHL)

□

Final Truth in Lending Disclosure (Reg Z), signed at closing

□

Original IRS Form 4506 signed at closing (Note: not required on no-income, no-ratio loans)

□

Copy of Mortgage Insurance Certificate, if applicable

□

Any other documents required for a specific program, as stated

□

And, if applicable, any items in the TMHL Custodian Requirement Document List, not itemized above

Send File to:

Thornburg Mortgage Home Loans, Inc.

Attention: Underwriting

TMA@thornburg.com

150 Washington Street, Suite. 302

Santa Fe, NM 87501

Questions: 505-954-5317

EXHIBIT D TO CORRESPONDENT SELLERS GUIDE IS AMENDED TO READ AS FOLLOWS:

Custodian Required Document List

The Eligible Loan Documents shall consist of each of the following documents with respect to each mortgage loan:

1.

The original Mortgage Note, endorsed in blank.

2.

The original Mortgage, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true copy of the original Mortgage together with a certificate of the Correspondent certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and the original recorded Mortgage, with evidence of recording thereon, shall be delivered to the Purchaser promptly upon receipt thereof by Correspondent.

3.

The original Primary Mortgage Insurance Policy, if required.

4.

An original Assignment of Mortgage.

5.

The original policy of title insurance or copy thereof certified by the title insurer, or original attorney’s opinion of title (provided that such opinion of title complied with Fannie Mae or Freddie Mac requirements at origination) insuring the lender, its successors and/or assigns or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company dated as of the date the mortgage loan was funded, with a statement by the title insurance company or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related mortgage loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured; the original policy of title insurance shall be delivered to the Purchaser promptly upon receipt thereof by the Correspondent.

6.

Originals of all recorded intervening Assignments, if applicable, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Correspondent, with evidence of recording thereon; and

7.

Originals of each assumption extension, modification, written assurance or substitution agreements, if applicable, with evidence of recording thereon, or copies thereof, certified by the public recording office in which such documents have been recorded, or if the originals of such documents have not been returned from the applicable public recording office, true copies of such original documents together with a certificate of the Correspondent certifying that the originals of such documents have been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and the originals of such documents, with evidence of recording thereon, shall be delivered promptly upon receipt thereof by Correspondent.

8.

With respect to each Cooperative Loan, the related Cooperative Note, the original security agreement and original assignment of the security agreement, the original proprietary lease or original occupancy agreement and the original assignment of the proprietary lease or occupancy agreement, the original recognition agreement and the original assignment of the recognition agreement, the related stock certificate and the original blank stock power.

9.

With respect to each Cooperative Loan, the original UCC-1 financing statement together with assignments in a form sufficient for filing, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such UCC-1 has been recorded or, if the original UCC-1 has not been returned from the applicable public recording office, a true copy of the UCC-1 together with a certificate of the Correspondent certifying that the original UCC-1 has been delivered for recording in the appropriate public recording office and the original recorded UCC-1, with evidence of recording thereon, shall be delivered promptly upon receipt thereof by the Correspondent.

10.

With respect to each Cooperative Loan, the original UCC-3 assignment in blank.

EXHIBIT I

TRANSFER NOTICE

December 17, 2003

First Republic

2510 S. Maryland Pkwy

Las Vegas, Nevada 89109

Attn: Diane Ward

You are hereby notified that as of December 22, 2003 (the “Effective Date”), the undersigned has transferred the Eligible Loans listed on the attached schedule to Thornburg Mortgage Securities Trust 2003-6, the Trust.  The Correspondent agrees to service such Eligible Loans as Securitized Loans under Article XIV of the Correspondent Seller’s Guide.  In addition, the Correspondent shall recognize the Thornburg Mortgage Securities Trust 2003-6, or Wells Fargo Bank Minnesota, N.A., as MasterServicer or Bankers Trust Company of California, N.A., as Trustee both acting as agents for the Thornburg Mortgage Securities Trust 2003-6 as having the same rights as Thornburg Mortgage Home Loans, Inc. under the Correspondent Loan Purchase Agreement with respect to such transferred Eligible Loans. For purposes of section B (1) of Article XIV of the Correspondent Sellers Guide, the address for notice for the Trustee for these Securitized Loans is:

Deutsche Bank National Trust Company

1761 East St. Andrews Place

Santa Ana, California 92705-4934

Attn: Thornburg 2003-6

Fax: (714)247-6285

THORNBURG MORTGAGE HOME LOANS, INC.

By:  /s/ Deborah Burns

Name:  Deborah Burns

Title:   Vice President

Acknowledged by:

First Republic

By:  /s/ Tony Sachs

Name:  Tony Sachs

Title:    Director of Secondary Marketing